                                                                    EXHIBIT 10.1


                  AMENDMENT NUMBER TWO TO AMENDED AND RESTATED

                           LOAN AND SECURITY AGREEMENT


                  This Amendment Number Two to Amended and Restated Loan and Security Agreement ("Amendment") is entered into as of January 31, 2000, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and CELEBRITY, INC., a Texas corporation, THE CLUETT CORPORATION, a California corporation, INDIA EXOTICS, INC., a Texas corporation, VALUE FLORIST SUPPLIES, INC., a Texas corporation and STAR WHOLESALE FLORIST, INC., a Texas corporation (collectively "Borrowers"), in light of the following:

                  FACT ONE: Borrowers and Foothill have previously entered into that certain Amended and Restated Loan and Security Agreement, dated as of July 15, 1999 (as amended, the "Agreement").

                  FACT TWO: Borrowers and Foothill desire to amend the Agreement as provided for and on the conditions herein.

                  NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Agreement as follows:

                  1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

                  2. AMENDMENTS.

                       (a) The definition of "Bridge Period" in Section 1.1 is hereby amended to read as follows:

         "Bridge Period" means the period beginning on October 28, 1999 through and including June 15, 2000."

                       (b) The definition of "Bridge Limit" in Section 1.1 is hereby amended to read as follows:

         "Bridge Limit" means $1,500,000 from October 28, 1999 through February 14, 2000; $1,200,000 from February 15, 2000 through March 14, 2000;
         $900,000 from March 15 through April 14, 2000; $600,000 from April 15, 2000 through May 14, 2000; $300,000 from May 15, 2000 through June 14,
         2000; and $0 on June 15, 2000 and thereafter."

                       (c) Notwithstanding Sections 7.1 and 7.8 of the Agreement to the contrary Borrowers shall be permitted to borrow and repay, from time to time on an unsecured basis, up to an aggregate amount of $1,000,000 outstanding at any one time from RHP Management, LLC, a Texas limited liability company.

                  3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirm to Foothill that all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

                  4. NO DEFAULTS. Borrowers hereby affirm to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

                  5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following:

                       (a) Payment by Borrowers to Foothill of an amendment fee in the aggregate amount of $15,000, such fee to be charged to Borrowers' loan account pursuant to Section 2.6(e) of the Agreement; and

                       (b) Receipt by Foothill of an executed copy of this Amendment.

                  6. COSTS AND EXPENSES. Borrowers shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

                  7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

                  8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same

Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation

                                        By: /s/ Victor Barwig
                                            ------------------------------------
                                              Title:   Vice President
                                                    ----------------------------
                                        CELEBRITY, INC.,
                                        a Texas corporation

                                        By: /s/ Lynn Skillen
                                            ------------------------------------
                                              Title:   Vice President
                                                    ----------------------------
                                        THE CLUETT CORPORATION,
                                        a California corporation

                                        By: /s/ Lynn Skillen
                                            ------------------------------------
                                              Title:   Vice President
                                                    ----------------------------
                                        INDIA EXOTICS, INC.,
                                        a Texas corporation

                                        By: /s/ Lynn Skillen
                                            ------------------------------------
                                              Title:   Vice President
                                                    ----------------------------
                                        VALUE FLORIST, INC.,
                                        a Texas corporation

                                        By: /s/ Lynn Skillen
                                            ------------------------------------
                                              Title:   Vice President
                                                    ----------------------------
                                        STAR WHOLESALE FLORIST, INC.,
                                        a Texas corporation

                                        By: /s/ Lynn Skillen
                                            ------------------------------------
                                              Title:   Vice President
                                                    ----------------------------

                            REAFFIRMATION OF GUARANTY


         Each of the undersigned has executed a Continuing Guaranty (the "Guaranty") in favor of Foothill Capital Corporation, a California corporation ("Foothill") respecting the obligations of Celebrity, Inc., a Texas corporation ("Celebrity"), The Cluett Corporation, a California corporation ("Cluett"), Star Wholesale Florist, Inc. a Texas corporation ("Star"), Value Florist Supplies, Inc., a Texas corporation ("Value"), and India Exotics, Inc., a Texas corporation ("India") (Celebrity, Cluett, Star, Value and India are each a "Borrower" and collectively the "Borrowers") owing to Foothill. Each of the undersigned acknowledges the terms of Amendment Number Two to Amended and Restated Loan and Security Agreement, dated as of January 31, 2000, and reaffirms and agrees that (a) its Guaranty remains in full force and effect, (b) nothing in such Guaranty obligates Foothill to notify either of the undersigned of any changes in the financial accommodations made available to Borrowers or to seek reaffirmations of the Guaranty, and (c) no requirement to so notify either of the undersigned or to seek reaffirmations in the future shall be implied by the execution of the reaffirmation.

Dated:   January 31, 2000

                                               MAGICSILK, INC.,
                                               a Texas corporation


                                               By:  /s/ Lynn Skillen
                                                  ------------------------------
                                               Name:  Lynn Skillen
                                               Title: Vice President


                                               RHP MANAGEMENT, LLC,
                                               a Texas limited liability company


                                               By:  /s/ Robert H. Patterson, Jr.
                                                  ------------------------------
                                               Name:  Robert H. Patterson
                                               Title: President